UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 31, 2006

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 7, 2006, Cutter & Buck Inc. issued a press release announcing: (a) its financial results for the first quarter of fiscal 2007; (b) the declaration of a quarterly dividend of $0.07 per share, payable on October 12, 2006 to shareholders of record on September 28, 2006; and (c) the Board’s nomination of two new director candidates in addition to the existing six members for election at the company’s annual meeting of shareholders, currently scheduled to be held on October 19, 2006.  A copy of the press release is furnished as Exhibit 99.1 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 31, 2006, the Board of Directors amended the company’s bylaws to increase the number of directors on the Board of Directors from six to eight and to eliminate the classified board structure.  A copy of the amended bylaws is attached as Exhibit 99.2.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 7, 2006, Cutter & Buck Inc. issued a press release announcing its financial results for the first quarter of fiscal 2007, the declaration of a quarterly dividend, and the nomination of director candidates for election at the company’s annual meeting of shareholders.  The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

99.1         Press Release dated September 7, 2006, furnished pursuant to Items 2.02 and 7.01 of this Form 8-K announcing financial results for the first quarter of fiscal 2007, the declaration of a quarterly dividend and the nomination of director candidates for election at the company’s annual meeting of shareholders.

99.2         Bylaws, as amended and restated on August 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Ernest R. Johnson
Ernest R. Johnson
Chief Executive Officer

Dated: September 7, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1

Press Release dated September 7, 2006, furnished pursuant to Item 2.02 and 7.01 of this Form 8-K announcing financial results for the first quarter of fiscal 2007, the declaration of a quarterly dividend and the nomination of director candidates for election at the company’s annual meeting of shareholders.

99.2	Bylaws, as amended and restated on August 31, 2006.